EXHIBIT 10.3.3

AMENDMENT NO. 3 TO LEASE

THIS AMENDMENT NO. 3 TO LEASE (this “Amendment”) is made as of the 8 day of APRIL, 2010 (“Effective Date”) by and between WISCONSIN PLACE OFFICE LLC, a Delaware limited liability company (“Landlord”), and CAPITALSOURCE FINANCE LLC, a Delaware limited liability company (“Tenant”).

WITNESSETH:

WHEREAS, Landlord and Tenant have previously entered into that certain Office Lease Agreement dated as of the 27th day of April, 2007 as amended by Amendment No. 1 to lease dated as of August 25, 2008 and Amendment No. 2 to Lease dated as of February 17, 2009 (as amended, the “Lease”) with respect to One Hundred and Thirty Four Thousand Seven Hundred Ninety-Three (134,793) square feet of rentable area (“Original Premises”) in the office building (“Building”) that is part of the Project known as Wisconsin Place, as more particularly described in the Original Lease; and

WHEREAS, Tenant has elected to construct the Terrace as defined in the Lease and in connection therewith amend the Lease as set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

1.	Defined Terms. Except as otherwise provided herein, all capitalized terms used herein shall have the same meanings as provided for such terms in the Original Lease. The Original Lease, as modified and amended by this Amendment shall be referred to herein as the “Lease”. All references to the “Lease” in the Original Lease and this Amendment are deemed to mean the Original Lease, as modified and amended by this Amendment.

2.	Terrace Door. In connection with construction of the Terrace, Tenant, at its sole cost and expense, shall install a door from the Premises to the Terrace. The plans and specifications shall be approved prior to construction by Landlord in its sole discretion and shall comply with all Legal Requirements. If installation of the door involves or affects any base building systems, then Landlord’s contractors will be used to perform such work to ensure that warranties are maintained. At the end of the Lease Term, at Owner’s option, Tenant shall remove the door and restore the base building wall, on the exterior and interior, to its original condition.

3.	Ratification. Except as otherwise expressly modified by the terms of this Amendment, the Lease shall remain unchanged and continue in full force and effect. All terms, covenants and conditions of the Lease not expressly modified herein are hereby confirmed and ratified and remain in full force and effect, and, as further amended hereby, constitute valid and binding obligations of Tenant enforceable according to the terms thereof.

4.	Authority. Tenant and each of the persons executing this Amendment on behalf of Tenant hereby represents and warrants to Landlord that Tenant is a duly organized and existing limited liability company and is in good standing under the laws of the State of Delaware, that all necessary limited liability company action has been taken to enter into this Amendment and that the person signing this Amendment on behalf of Tenant has been duly authorized to do so. Landlord and each of the persons executing this Amendment on behalf of Landlord hereby represents and warrants to Tenant that Landlord is a duly organized and existing limited liability company and is in good standing under the laws of the State of Delaware, that all necessary limited liability company action has been taken to enter into this Amendment and that the person signing this Amendment on behalf of Landlord has been duly authorized to do so.

5.	Mutual Negotiation. Landlord and Tenant each hereby covenant and agree that each and every provision of this Amendment has been jointly and mutually negotiated and authorized by both Landlord and Tenant, and in the event of any dispute arising out of any provision of this Amendment, Landlord and Tenant do hereby waive any claim of authorship against the other party.

6.	Binding Effect. This Amendment shall not be effective and binding unless and until fully executed and delivered by each of the parties hereto. All of the covenants contained in this Amendment, including, but not limited to, all covenants of the Lease as modified hereby, shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, legal representatives, and permitted successors and assigns.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.

SIGNATURE PAGE FOLLOWS.]

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment No. 3 to Lease as of the date and year first above written.

LANDLORD:

WISCONSIN PLACE OFFICE LLC,
a Delaware limited liability company

By:	Wisconsin Place Office Manager LLC,
a Delaware limited liability company, its Manager

WITNESS:	By:	/s/ Peter D. Johnston
		Name:	Peter D. Johnston
		Title:	Senior Vice President

TENANT:

CAPITALSOURCE FINANCE LLC,
a Delaware limited liability company

WITNESS:	By:	/s/ Chris Woods
		Name:	Chris Woods
/s/ Jacqueline C. Vernon		Title:	CTO

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